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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 30, 2002
                                                   --------------------------

                        ASSET BACKED FUNDING CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

                Delaware               333-90830              75-2533468
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(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
         Incorporation)               File Number)          Identification No.)

100 North Tryon Street, Charlotte, North Carolina             28255
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code      (704) 386-2400
                                                   ----------------------------

          (Former Name or Former Address, if Change Since Last Report:)
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Item 5.  Other Events

         On or about September 26, 2002, the Registrant caused the issuance and sale of its Mortgage Loan Asset Backed Certificates, Series 2002-WF2, consisting of Class A-1, A-2, Class AIO, Class M-1, Class M-2, Class M-3, M-4 and Class B Certificates (collectively, the "Offered Certificates") pursuant to a Pooling and Servicing Agreement dated as of September 1, 2002, among the Registrant, as depositor, Wells Fargo Home Mortgage, Inc., as servicer, Wells Fargo Bank Minnesota, National Association, as securities adminstrator and Wachovia Bank, National Association, as trustee.

         Capitalized terms used but not defined herein have the meaning assigned in the Pooling and Servicing Agreement.



Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                        Description
-----------                        -----------

       (1.1) Underwriting Agreement, dated as of September 23, 2002 between Asset Backed Funding Corporation, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and Countrywide Securities Corporation

       (4.1) Pooling and Servicing Agreement, dated as of September 1, 2002, by and among Asset Backed Funding Corporation, Wells Fargo Home Mortgage, Inc., Wells Fargo Bank Minnesota, N.A., and Wachovia Bank, National Association. (including exhibits)

                            Signature page to follow

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ASSET BACKED FUNDING
                                            CORPORATION

                                            By:/s/ Jeffrey P. Hare
                                               -------------------
                                            Name:  Jeffrey P. Hare
                                            Title: Vice President

Date:  September 30, 2002



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                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX


                                                                  Paper (P) or
Exhibit No.            Exhibit Description                       Electronic (E)
-----------            -------------------                       -------------
    1.1      Underwriting Agreement, dated as of                        E
             September 23, 2002 between Asset Backed
             Funding Corporation, Banc of America
             Securities LLC, Greenwich Capital
             Markets, Inc. and Countrywide Securities
             Corporation

    4.1      Pooling and Servicing Agreement, dated                     E
             as of September 1, 2002, by and among
             Asset Backed Funding Corporation, Wells
             Fargo Home Mortgage, Inc., Wells Fargo
             Bank Minnesota, N.A., and Wachovia Bank,
             National Association (including exhibits)